Exhibit 99(a)

FOR IMMEDIATE RELEASE
Tues., April 16, 1996



WELLS FARGO'S FIRST QUARTER EARNINGS INCREASE 13 PERCENT
    FIRST QUARTER PER SHARE EARNINGS INCREASE 22 PERCENT: $5.39 VS. $4.41 A YEAR AGO

       Wells Fargo & Co. (NYSE:WFC) today reported net income of $264 million for the first quarter 1996, compared with $233 million for the first quarter of 1995, an increase of 13 percent. Per share earnings for the first quarter of 1996 were $5.39, compared with $4.41 in the first quarter of 1995, an increase of 22 percent.

       First quarter results were higher than a year ago, reflecting increased noninterest income partially offset by an increase in income taxes.

       Return on average assets (ROA) was 2.16 percent and return on average common equity (ROE) was 28.34 percent in the first quarter of 1996. In the year-ago period, ROA was 1.80 percent and ROE was 26.89 percent.

       "Going forward, shareholders will have to focus on cash earnings as a measure of performance because the Company is accounting for the merger with First Interstate as a purchase," said Chairman Paul Hazen. "We will provide a special report to shareholders at the time we report second quarter earnings which details the differences between cash earnings and the way we have traditionally reported earnings."


                                        -more-

2/WF Earnings


       Net interest income on a taxable-equivalent basis was $676 million in the first quarter of 1996, up slightly from $665 million a year ago. The Company's net interest margin for the first quarter of 1996 was 6.18 percent, compared with 5.59 percent in the same quarter of 1995. The increase in the margin was substantially attributable to a favorable change in the mix of earning assets, including reduced levels of lower-yielding securities and single family loans, partially offset by increased rates on consumer deposits.

       Noninterest income (NII) in the first quarter of 1996 was $354 million, up 46 percent from $242 million in the same quarter of 1995. This increase included an $83 million write-down to the lower of cost or estimated market value in the first quarter of 1995 for certain product types within the real estate 1-4 family first mortgage portfolio that were reclassified to mortgage loans held for sale.

       Noninterest expense (NIE) in the first quarter of 1996 was $567 million, up 6 percent from $537 million in the same quarter of 1995. The increase included higher contract service expenses as well as higher salaries and equipment expense. This increase was primarily offset by a reduction in federal deposit insurance expense.

       Net charge-offs in the first quarter of 1996 totaled $113 million, or
1.30 percent of average loans (annualized). The largest category of net charge-offs was credit card loans ($81 million), partially reflecting a 22 percent increase in the credit card loan portfolio since the first quarter of 1995. For the first quarter of 1995, net charge-offs totaled $65 million, or .72 percent of average loans (annualized). The largest category of net charge-offs in that period was also credit card loans ($35 million).

       At March 31, 1996, the allowance for loan losses equaled 4.78 percent of total loans, compared with 5.04 percent at December 31, 1995 and 6.16 percent at March 31, 1995.

       At March 31, 1996, total nonaccrual and restructured loans were $537 million, compared with $552 million at December 31, 1995 and $581 million at March 31, 1995. Foreclosed assets were $198 million at March 31, 1996, compared with $186 million at December 31, 1995 and $273 million at March 31, 1995.

                                        -more-

3/WF Earnings


       The Company's effective tax rate for the first quarter of 1996 was 43%, compared with 37% for the first quarter of 1995. The increase in the effective tax rate was related to a $22 million reduction of income tax expense in 1995 related to the settlement with the Internal Revenue Service of certain audit issues pertaining to auto leases.

       At March 31, 1996, the Company's preliminary risk-based capital ratios were 13.05 percent for total risk-based capital and 9.40 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. At December 31, 1995, these risk-based capital ratios were 12.46 percent and 8.81 percent, respectively. At March 31, 1995, the Company's total risk-based capital ratio was 12.78 percent and the Tier 1 risk-based capital ratio was 8.73 percent. The leverage ratio at March 31, 1996 was
7.90 percent, compared with 7.46 percent at December 31, 1995 and 6.61 percent at March 31, 1995. The ratio of common equity to total assets at March 31, 1996 was 7.58 percent, compared with 7.09 percent at December 31, 1995 and 6.40 percent at March 31, 1995.

       Summary highlights of First Interstate Bancorp's first quarter earnings are included in this release. Earnings for the combined company will be announced at the close of the second quarter of 1996.


                                         ###

Wells Earnings


Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA--NEWS RELEASE
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------
                                                                                                                % Change
                                                                               Quarter ended         March 31, 1996 from
                                                        ------------------------------------       ---------------------
                                                        MARCH 31,      Dec. 31,     March 31,      Dec. 31,     March 31,
(in millions)                                               1996          1995          1995          1995          1995
- ------------------------------------------------------------------------------------------------------------------------
FOR THE QUARTER
Net income                                             $     264     $     306     $     233           (14)%          13%
Per common share
   Net income                                          $    5.39     $    6.29     $    4.41           (14)           22
   Dividends declared                                       1.30          1.15          1.15            13            13

Average common shares outstanding                           47.0          47.0          50.5            --            (7)

Profitability ratios (annualized)
   Net income to average total assets (ROA)                 2.16%         2.47%         1.80%          (13)           20
   Net income applicable to common stock to
     average common stockholders' equity (ROE)             28.34         34.98         26.89           (19)            5

Efficiency ratio (1)                                        55.1%         51.1%         59.1%            8            (7)

Average loans                                          $  35,025     $  34,423     $  36,334             2            (4)
Average assets                                            49,134        49,169        52,390            --            (6)
Average core deposits                                     36,819        36,943        36,699            --            --

Net interest margin                                         6.18%         6.08%         5.59%            2            11

Average staff (full-time equivalent)                      19,120        19,535        19,493            (2)           (2)

AT QUARTER END
Investment securities                                  $   8,435     $   8,920     $  10,576            (5)          (20)
Loans                                                     35,167        35,582        32,737            (1)            7
Allowance for loan losses                                  1,681         1,794         2,017            (6)          (17)
Assets                                                    48,978        50,316        52,324            (3)           (6)
Core deposits                                             37,414        37,858        36,975            (1)            1
Common stockholders' equity                                3,713         3,566         3,351             4            11
Stockholders' equity                                       4,202         4,055         3,840             4             9

Capital ratios
   Common stockholders' equity to assets                    7.58%         7.09%         6.40%            7            18
   Stockholders' equity to assets                           8.58          8.06          7.34             6            17
   Risk-based capital (2)
     Tier 1 capital                                         9.40          8.81          8.73             7             8
     Total capital                                         13.05         12.46         12.78             5             2
   Leverage (2)                                             7.90          7.46          6.61             6            20

Book value per common share                            $   79.01     $   75.93     $   67.59             4            17

COMMON STOCK PRICE
High                                                   $ 261-1/4     $     229     $ 160-5/8            14            63
Low                                                      203-1/8           190       143-3/8             7            42
Quarter end                                              261-1/4           216       156-3/8            21            67
- ------------------------------------------------------------------------------------------------------------------------


(1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.

(2) The March 31, 1996 ratios are preliminary.


Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME
- -----------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------
                                                                              Quarter
                                                                       ended March 31,              %
                                                               -----------------------
(in millions)                                                      1996          1995          Change
- -----------------------------------------------------------------------------------------------------

     INTEREST INCOME
    Federal funds sold and securities purchased
 (1)   under resale agreements                                 $     2       $      1           100%
 (2)Investment securities                                          128            165           (22)
 (3)Loans                                                          875            858             2
 (4)Other                                                            1              1            --
                                                                ------         ------
 (5)    Total interest income                                    1,006          1,025            (2)
                                                                ------         ------
    INTEREST EXPENSE
 (6)Deposits                                                       241            242            --
    Federal funds purchased and securities sold
 (7)  under repurchase agreements                                   36             56           (36)
 (8)Commercial paper and other short-term borrowings                 5             10           (50)
 (9)Senior and subordinated debt                                    48             52            (8)
                                                                ------         ------
(10)    Total interest expense                                     330            360            (8)
                                                                ------         ------
(11)NET INTEREST INCOME                                            676            665             2
                                                                ------         ------
(12)Provision for loan losses                                       --             --            --
                                                                ------         ------
    Net interest income after
(13)  provision for loan losses                                    676            665             2
                                                                ------         ------
    NONINTEREST INCOME
(14)Service charges on deposit accounts                            122            118             3
(15)Fees and commissions                                           118            101            17
(16)Trust and investment services income                            59             55             7
(17)Investment securities gains (losses)                            --            (15)          100
(18)Other                                                           55            (17)           --
                                                                ------         ------
(19)    Total noninterest income                                   354            242            46
                                                                ------         ------
    NONINTEREST EXPENSE
(20)Salaries                                                       181             172            5
(21)Incentive compensation                                          32              27           19
(22)Employee benefits                                               54              53            2
(23)Net occupancy                                                   53              53           --
(24)Equipment                                                       55              47           17
(25)Federal deposit insurance                                        1              24          (96)
(26)Other                                                          191             161           19
                                                                ------         ------
(27)    Total noninterest expense                                  567             537            6
                                                                ------         ------
    INCOME BEFORE INCOME TAX
(28)  EXPENSE                                                      463             370           25
(29)Income tax expense                                             199             137           45
                                                                ------         ------

(30)NET INCOME                                                  $  264          $  233           13%
                                                                ------          ------           --
                                                                ------          ------           --
    NET INCOME APPLICABLE TO
(31)  COMMON STOCK                                              $  254          $  223           14%
                                                                ------          ------           --
                                                                ------          ------           --
    PER COMMON SHARE
(32)Net income                                                  $ 5.39          $ 4.41           22%
                                                                ------          ------           --
                                                                ------          ------           --
(33)Dividends declared                                          $ 1.30          $ 1.15           13%
                                                                ------          ------           --
                                                                ------          ------           --
(34) Average common shares outstanding                            47.0            50.5           (7)%
                                                                ------          ------           --
                                                                ------          ------           --
- -------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------



Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET
- ----------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------
                                                                                                  % Change
                                                                                        Mar. 31, 1996 from
                                                                                        ------------------
                                               MAR. 31,     Dec. 31,     Mar. 31,     Dec. 31,     Mar. 31,
   (in millions)                                  1996         1995         1995         1995         1995
- ----------------------------------------------------------------------------------------------------------
     ASSETS
 (1) Cash and due from banks                 $  2,721     $  3,375     $  2,708          (19)%         -- %
     Federal funds sold and securities
 (2)  purchased under resale agreements            49          177           39          (72)          26
     Investment securities:
 (3)   At fair value                            8,435        8,920        2,403           (5)         251
 (4)   At cost (estimated fair value $7,928)       --           --        8,173           --         (100)
                                             --------     --------     --------
 (5)     Total investment securities            8,435        8,920       10,576           (5)         (20)
 (6) Mortgage loans held for sale                  --           --        3,940           --         (100)

 (7) Loans                                     35,167       35,582       32,737           (1)           7
 (8) Allowance for loan losses                  1,681        1,794        2,017           (6)         (17)
                                             --------     --------     --------
 (9) Net loans                                 33,486       33,788       30,720           (1)           9
                                             --------     --------     --------

(10) Due from customers on acceptances             79           98           74          (19)           7
(11) Accrued interest receivable                  316          308          316            3           --
(12) Premises and equipment, net                  859          862          892           --           (4)
(13) Goodwill                                     373          382          408           (2)          (9)
(14) Other assets                               2,660        2,406        2,651           11           --
                                              --------     --------     --------

(15)     Total assets                        $ 48,978     $ 50,316     $ 52,324           (3)%         (6)%
                                              --------     --------     --------          ----         ----
                                              --------     --------     --------          ----         ----

     LIABILITIES
(16) Noninterest-bearing deposits            $  9,740     $ 10,391     $  9,431           (6)%          3 %
(17) Interest-bearing deposits                 28,066       28,591       29,566           (2)          (5)
                                              --------     --------     --------
(18)     Total deposits                        37,806       38,982       38,997           (3)          (3)
     Federal funds purchased and securities
(19)  sold under repurchase agreements          2,243        2,781        4,770          (19)         (53)
     Commercial paper and other short-term
(20)  borrowings                                  225          195          526           15          (57)
(21) Acceptances outstanding                       79           98           74          (19)           7
(22) Accrued interest payable                     110           85          105           29            5
(23) Other liabilities                          1,166        1,071        1,074            9            9
(24) Senior debt                                1,881        1,783        1,454            5           29
(25) Subordinated debt                          1,266        1,266        1,484           --          (15)
                                              --------     --------     --------

(26)     Total liabilities                     44,776       46,261       48,484           (3)          (8)
                                              --------     --------     --------

     STOCKHOLDERS' EQUITY
(27) Preferred stock                              489          489          489           --           --
     Common stock - $5 par value,
      authorized 150,000,000 shares;
      issued and outstanding 46,999,455 shares,
(28)  46,973,319 shares and 49,579,908 shares     235          235          248           --           (5)
(29) Additional paid-in capital                 1,136        1,135          590           --           93
(30) Retained earnings                          2,366        2,174        2,572            9           (8)
     Cumulative foreign currency translation
(31)  adjustments                                  (4)          (4)          (4)          --           --
(32) Investment securities valuation allowance    (20)          26          (55)          --          (64)
                                              --------     --------     --------

(33)     Total stockholders' equity              4,202        4,055        3,840            4            9
                                              --------     --------     --------

         Total liabilities and
(34)      stockholders' equity                $ 48,978     $ 50,316     $ 52,324           (3)%         (6)%
                                              --------     --------     --------           ----         ----
                                              --------     --------     --------           ----         ----
- ----------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY

- ------------------------------------------------------------------------
- ------------------------------------------------------------------------
                                                  Quarter ended March 31,
                                                  ----------------------
(in millions)                                         1996          1995
- ------------------------------------------------------------------------
BALANCE, BEGINNING OF QUARTER                    $  4,055      $  3,911
Net income                                            264           233
Common stock issued under employee benefit and
  dividend reinvestment plans                           7            37
Common stock repurchased                               (6)         (326)
Preferred stock dividends                             (10)          (10)
Common stock dividends                                (62)          (60)
Change in investment securities valuation
  allowance                                           (46)           55
                                                  --------      --------
Balance, end of quarter                          $  4,202      $  3,840
                                                  --------      --------
                                                  --------      --------
- ------------------------------------------------------------------------


LOANS
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                              MARCH 31,  December 31,     March 31,
(in millions)                                     1996          1995          1995
- ----------------------------------------------------------------------------------
Commercial (1)                                $  9,393      $  9,750      $  8,348
Real estate 1-4 family first mortgage (2)        4,346         4,448         5,025
Other real estate mortgage                       8,274         8,263         8,078
Real estate construction                         1,312         1,366         1,036
Consumer:
  Real estate 1-4 family junior lien mortgage    3,303         3,358         3,312
  Credit card                                    3,928         4,001         3,220
  Other revolving credit and monthly payment     2,590         2,576         2,305
                                              --------      --------      --------
    Total consumer                               9,821         9,935         8,837
Lease financing                                  1,991         1,789         1,382
Foreign                                             30            31            31
                                               -------      --------      --------
  Total loans                                 $ 35,167      $ 35,582      $ 32,737
                                              --------      --------      --------
                                              --------      --------      --------
- ----------------------------------------------------------------------------------

(1) Includes loans to real estate developers of $576 million, $700 million and $519 million at March 31, 1996, December 31, 1995 and March 31, 1995, respectively.
(2) Excludes mortgage loans held for sale at March 31, 1995 of $3,940 million, net of an $83 million write-down to lower of cost or estimated market.

Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES

- ----------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------
                                                                     Quarter ended
                                                                     -------------
                                              MARCH 31,  December 31,     March 31,
(in millions)                                     1996          1995          1995
- ----------------------------------------------------------------------------------
BALANCE, BEGINNING OF QUARTER                 $  1,794      $  1,872      $  2,082

Loan charge-offs:
   Commercial (1)                                  (13)          (23)           (7)
   Real estate 1-4 family first mortgage            (4)           (3)           (3)
   Other real estate mortgage                       (3)           (3)          (22)
   Real estate construction                         (1)           (5)           (2)
   Consumer:
     Real estate 1-4 family junior lien
      mortgage                                      (4)           (4)           (3)
     Credit card                                   (86)          (69)          (38)
     Other revolving credit and monthly
      payment                                      (20)          (17)          (10)
                                              --------      --------      --------
       Total consumer                             (110)          (90)          (51)
   Lease financing                                  (6)           (4)           (4)
                                              --------      --------      --------
         Total loan charge-offs                   (137)         (128)          (89)
                                              --------      --------      --------

Loan recoveries:
   Commercial (2)                                    5             7             9
   Real estate 1-4 family first mortgage             3            --             1
   Other real estate mortgage                        4            33             6
   Real estate construction                          1            --            --
   Consumer:
     Real estate 1-4 family junior lien
      mortgage                                       1             1             1
     Credit card                                     5             3             3
     Other revolving credit and monthly
      payment                                        3             5             2
                                              --------      --------      --------
       Total consumer                                9             9             6
   Lease financing                                   2             1             2
                                              --------      --------      --------
         Total loan recoveries                      24            50            24
                                              --------      --------      --------
           Total net loan charge-offs             (113)          (78)          (65)
                                              --------      --------      --------

Balance, end of quarter                       $  1,681      $  1,794      $  2,017
                                              --------      --------      --------
                                              --------      --------      --------
Total net loan charge-offs as a percentage
  of average loans (annualized) (3)               1.30%          .90%          .72%
                                              --------      --------      --------
                                              --------      --------      --------
Allowance as a percentage of total loans (3)      4.78%         5.04%         6.16%
                                              --------      --------      --------
                                              --------      --------      --------
- ----------------------------------------------------------------------------------


(1) There were no charge-offs of loans to real estate developers for all periods presented.
(2) Includes recoveries from loans to real estate developers of $1 million, $1 million and none in the quarters ended March 31, 1996, December 31, 1995 and March 31, 1995, respectively.
(3) Average and total loans exclude first mortgage loans that were reclassified to a held-for-sale category on March 31, 1995 and subsequently sold by year-end 1995.


Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                           MARCH 31,  December 31,     March 31,
(in millions)                                  1996          1995          1995
- --------------------------------------------------------------------------------
Nonaccrual loans:
  Commercial (1)                             $  120        $  112        $   79
  Real estate 1-4 family first mortgage          61            64            71
  Other real estate mortgage                    289           307           324
  Real estate construction                       44            46            77
  Consumer:
    Real estate 1-4 family junior lien
     mortgage                                    11             8            12
    Other revolving credit and monthly
     payment                                     --             1             3
                                             ------        ------        ------
      Total nonaccrual loans                    525           538           566
Restructured loans                               12            14            15
                                             ------        ------        ------
Nonaccrual and restructured loans               537           552           581
As a percentage of total loans (2)              1.5%          1.6%          1.8%

Foreclosed assets                               198           186           273
Real estate investments (3)                       7            12            17
                                             ------        ------        ------
Total nonaccrual and restructured loans
  and other assets                           $  742        $  750        $  871
                                             ------        ------        ------
                                             ------        ------        ------
- --------------------------------------------------------------------------------

(1) Includes loans to real estate developers of $16 million, $18 million and $28 million at March 31, 1996, December 31, 1995 and March 31, 1995, respectively.
(2)  Total loans exclude mortgage loans held for sale at March 31, 1995.
(3) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $115 million, $95 million and $64 million at March 31, 1996, December 31, 1995 and March 31, 1995, respectively.


QUARTERLY CHANGES IN NONACCRUAL LOANS (1)
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                           MARCH 31,  December 31,     March 31,
(in millions)                                  1996          1995          1995
- --------------------------------------------------------------------------------
BALANCE, BEGINNING OF QUARTER                $  538        $  586        $  567
New loans placed on nonaccrual                  113           106           127
Loans purchased                                  --            --            13
Charge-offs                                      (9)          (27)          (28)
Payments                                        (54)          (71)          (55)
Transfers to foreclosed assets                  (30)          (22)          (36)
Loans returned to accrual                       (33)          (34)          (24)
Other additions                                  --            --             2
                                             ------        ------        ------

BALANCE, END OF QUARTER                      $  525        $  538        $  566
                                             ------        ------        ------
                                             ------        ------        ------
- --------------------------------------------------------------------------------


(1) The March 31, 1996 amounts are preliminary.


Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                                        Quarter
                                                 ended March 31,              %
                                             ------------------
(in millions)                                1996          1995          Change
- --------------------------------------------------------------------------------
Service charges on deposit accounts        $  122        $  118               3%
Fees and commissions:
   Credit card membership and other
     credit card fees                         26            19              37
   Charges and fees on loans                  17            11              55
   Debit and credit card merchant fees        15            14               7
   Shared ATM network fees                    13            12               8
   Mutual fund and annuity sales fees          8            10             (20)
   All other                                  39            35              11
                                           ------        ------
       Total fees and commissions            118           101              17
Trust and investment services income:
   Asset management and custody fees          35            31              13
   Mutual fund management fees                21            14              50
   All other                                   3            10             (70)
                                           ------        ------
       Total trust and investment
          services income                     59            55               7
Investment securities gains (losses)          --           (15)            100
Income from equity investments accounted
 for by the:
   Cost method                                35            19              84
   Equity method                               2             8             (75)
Check printing charges                         9            11             (18)
Gains (losses) from dispositions of
 operations                                    5            (1)             --
Gains (losses) on sales of loans               4           (67)             --
All other                                     --            13            (100)
                                           ------        ------

       Total                              $  354        $  242              46%
                                           ------        ------             ---
                                           ------        ------             ---
- --------------------------------------------------------------------------------



NONINTEREST EXPENSE
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                                        Quarter
                                                 ended March 31,              %
                                             ------------------
(in millions)                                1996          1995          Change
- --------------------------------------------------------------------------------
Salaries                                   $ 181        $  172               5%
Incentive compensation                        32            27              19
Employee benefits                             54            53               2
Equipment                                     55            47              17
Net occupancy                                 53            53              --
Contract services                             42            25              68
Telecommunications                            16            13              23
Postage                                       15            12              25
Operating losses                              14            15              (7)
Advertising and promotion                     13            14              (7)
Outside professional services                 13            10              30
Certain identifiable intangibles              12            14             (14)
Stationery and supplies                       10             9              11
Goodwill                                       9             9              --
Travel and entertainment                       9             7              29
Check printing                                 7             7              --
Security                                       6             5              20
Escrow and collection agency fees              4             4              --
Outside data processing                        3             3              --
Foreclosed assets                              2            (4)             --
Federal deposit insurance                      1            24             (96)
All other                                     16            18             (11)
                                           ------        ------

    Total                                  $  567        $  537               6%
                                           ------        ------             ---
                                           ------        ------             ---
- --------------------------------------------------------------------------------



Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)
- ---------------------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Quarter ended March 31,
                                                                        ---------------------------------------------------------
                                                                                               1996                          1995
                                                                        ---------------------------   ---------------------------
                                                                                            INTEREST                     Interest
                                                                        AVERAGE    YIELDS/   INCOME /  Average   Yields/  income /
(in millions)                                                           BALANCE     RATES    EXPENSE   balance    rates  expense
- ----------------------------------------------------------------------------------------------------------------------------------
    EARNING ASSETS
    Federal funds sold and securities purchased
 (1)  under resale agreements                                           $   125      5.68%    $   2   $    48      5.58%    $   1
    Investment securities:
      At fair value (2):
 (2)    U.S. Treasury securities                                          1,356      5.52        18       385      6.69         6
       Securities of U.S. government agencies
 (3)      and corporations                                                4,991      5.95        75     1,211      5.75        18
 (4)    Private collateralized mortgage obligations                       2,078      6.05        31     1,090      6.35        20
 (5)    Other securities                                                    225      7.70         4        65     14.56         1
                                                                        -------               -----   -------               -----
 (6)      Total investment securities at fair value                       8,650      5.95       128     2,751      6.24        45
      At cost:
 (7)    U.S. Treasury securities                                             --        --        --     1,647      4.83        20
        Securities of U.S. government agencies
 (8)      and corporations                                                   --        --        --     5,234      6.03        78
 (9)    Private collateralized mortgage obligations                          --        --        --     1,285      5.92        19
(10)    Other securities                                                     --        --        --       164      6.67         3
                                                                        -------               -----   -------               -----
(11)    Total investment securities at cost                                  --        --        --     8,330      5.79       120
                                                                        -------               -----   -------               -----
(12)      Total investment securities                                     8,650      5.95       128    11,081      5.90       165

    Loans:
(13) Commercial                                                           9,308      9.96       231     8,055      9.77       194
(14) Real estate 1-4 family first mortgage                                4,400      7.56        83     9,042      7.12       161
(15) Other real estate mortgage                                           8,197      9.23       188     8,123      9.59       192
(16) Real estate construction                                             1,327      9.98        33     1,019     10.17        26
     Consumer:
(17)   Real estate 1-4 family junior lien mortgage                        3,334      8.50        71     3,323      8.65        72
(18)   Credit card                                                        3,933     15.56       153     3,125     15.78       123
(19)   Other revolving credit and monthly payment                         2,598     11.19        71     2,268     10.42        59
                                                                        -------               -----   -------               -----
(20)     Total consumer                                                   9,865     12.02       295     8,716     11.67       254
(21) Lease financing                                                      1,897      9.20        44     1,351      9.17        31
(22) Foreign                                                                 31      6.96         1        28        --        --
                                                                        -------               -----   -------               -----
(23)       Total loans                                                   35,025     10.03       875    36,334      9.51       858
(24)Other                                                                    69      6.34         1        58      5.60         1
                                                                        -------               -----   -------               -----
(25)         Total earning assets                                       $43,869      9.21     1,006   $47,521      8.65     1,025
                                                                        -------               -----   -------               -----
                                                                        -------                       -------

    FUNDING SOURCES
    Interest-bearing liabilities:
       Deposits:
(26)    Interest-bearing checking                                       $   856       .99         2   $ 4,365      1.00        11
(27)    Market rate and other savings                                    17,991      2.52       113    16,121      2.56       101
(28)    Savings certificates                                              8,636      5.24       113     7,346      4.89        89
(29)    Other time deposits                                                 341      7.26         6       358      2.45         2
(30)    Deposits in foreign offices                                         524      5.42         7     2,665      5.87        39
                                                                        -------               -----   -------               -----
(31)       Total interest-bearing deposits                               28,348      3.41       241    30,855      3.18       242
       Federal funds purchased and securities sold
(32)    under repurchase agreements                                       2,706      5.36        36     3,887      5.82        56
(33)   Commercial paper and other short-term borrowings                     405      5.27         5       687      5.89        10
(34)   Senior debt                                                        1,710      6.26        26     1,640      6.93        28
(35)   Subordinated debt                                                  1,266      6.85        22     1,469      6.60        24
                                                                        -------               -----   -------               -----
(36)       Total interest-bearing liabilities                            34,435      3.86       330    38,538      3.78       360
(37)Portion of noninterest-bearing funding sources                        9,434        --        --     8,983        --        --
                                                                        -------               -----   -------               -----
(38)           Total funding sources                                    $43,869      3.03       330   $47,521      3.06       360
                                                                        -------               -----   -------               -----
                                                                        -------                       -------
    NET INTEREST MARGIN AND NET INTEREST INCOME ON
(39)  A TAXABLE-EQUIVALENT BASIS (3)                                                 6.18%    $ 676                5.59%    $ 665
                                                                                     ----     -----                ----     -----
                                                                                     ----     -----                ----     -----

    NONINTEREST-EARNING ASSETS
(40)Cash and due from banks                                             $ 2,873                       $ 2,587
(41)Other                                                                 2,392                         2,282
                                                                        -------                       -------
              Total noninterest-earning assets                          $ 5,265                       $ 4,869
                                                                        -------                       -------
                                                                        -------                       -------

    NONINTEREST-BEARING FUNDING SOURCES
(42)Deposits                                                            $ 9,336                       $ 8,867
(43)Other liabilities                                                     1,277                         1,141
(44)Preferred stockholders' equity                                          489                           489
(45)Common stockholders' equity                                           3,597                         3,355
    Noninterest-bearing funding sources used to
(46) fund earning assets                                                 (9,434)                       (8,983)
                                                                        -------                       -------
                                                                        -------                       -------
(47)          Net noninterest-bearing funding sources                   $ 5,265                        $ 4,869
                                                                        -------                        -------
                                                                        -------                        -------

(48)TOTAL ASSETS                                                        $49,134                       $52,390
                                                                        -------                       -------
                                                                        -------                       -------



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   (1)  The average prime rate of Wells Fargo Bank was 8.33% and 8.83% for the quarters ended March 31, 1996 and 1995, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.40% and 6.29% for the same quarters, respectively.
   (2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $8,614 million and $2,880 million for the quarters ended March 31, 1996 and 1995, respectively.
   (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for the quarters ended March 31, 1996 and 1995.


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
SUMMARY OF FIRST QUARTER RESULTS                        FIRST INTERSTATE BANCORP
- --------------------------------------------------------------------------------

                                                     1996              1995
(dollar amounts in millions, except               ---------         ---------
per share data)                                    March 31          March 31
- --------------------------------------------------------------------------------

First Quarter
   Net Income (Loss)                               $  (22.5)         $  212.0
   Per share                                          (0.39)             2.66
   Net interest income*                               618.1             637.5
   Noninterest income                                 304.8             268.4
   Noninterest expense                                807.7             551.7
   Provision for credit losses                            -                 -
   Net chargeoffs                                      33.5              37.2

   Return on assets                                   (0.17)%            1.52 %
   Return on equity (common equity)                   (3.29)%           25.80 %

   Net interest margin*                                5.46 %            5.31 %



Balance Sheet
   Total Assets                                    $ 54,593          $ 56,956
   Total Deposits                                    47,410            48,364
   Total Loans (net of unearned interest
       and fees)                                     35,578            35,096
   Nonperforming assets (nonaccrual and
       renegotiated loans and ORE)                      255               262
   Allowance for credit losses                          770               921

   Nonperforming assets/total assets                   0.47 %            0.46 %
   Nonperforming assets/loans + ORE                    0.72 %            0.75 %
   Nonperforming loans/loans                           0.57 %            0.54 %
   Allowance/nonperforming loans                        383 %             490 %
   Allowance for credit losses/total loans             2.17 %            2.62 %

   Leverage capital ratio (1996 estimated)              6.4 %            5.24 %
   Tier 1 capital ratio (1996 estimated)                7.9 %            6.91 %
   Total capital ratio (1996 estimated)                10.8 %           10.05 %


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


    * Taxable-equivalent basis

                                         ###


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF OPERATIONS                    FIRST INTERSTATE BANCORP
- --------------------------------------------------------------------------------
                                                      1996              1995
                                                   ----------        -----------
(dollar amounts in millions,                        First             First
except per share data)                             Quarter           Quarter
- --------------------------------------------------------------------------------
INTEREST INCOME
   Loans, including fees                           $  748.7          $  730.5
   Trading account                                      2.0               1.6

   Investment Securities:
       Held-to-maturity securities                      1.5             177.4
       Available-for-sale securities                  122.0               5.1
   Other interest income                               12.3               6.9
                                                   -----------       -----------
           Total Interest Income                      886.5             921.5
INTEREST EXPENSE
   Deposits                                           241.4             225.2
   Short term borrowings                                4.9              35.2
   Long term debt                                      27.0              29.4
                                                   -----------       -----------
           Total Interest Expense                     273.3             289.8
                                                   -----------       -----------
NET INTEREST INCOME                                   613.2             631.7
   Provision for credit losses                            -                 -
                                                   -----------       -----------
NET INTEREST INCOME AFTER PROVISION FOR
   CREDIT LOSSES                                      613.2             631.7
NONINTEREST INCOME
   Service charges on deposit accounts                150.2             147.1
   Trust fees                                          41.2              39.4
   Other charges, commissions and fees                 50.0              34.0
   Merchant credit card fees                           13.2              12.3
   Investment securities gains                          4.7               0.5
   Other income                                        45.5              35.1
                                                   -----------       -----------
           Total Noninterest Income                   304.8             268.4
NONINTEREST EXPENSES
   Salaries and benefits                              274.0             273.4
   Net occupancy expenses                             102.9             100.1
   Communications                                      40.8              33.9
   Outside contract fees                               36.9              34.0
   FDIC assessments                                     2.4              27.9
   Amortization of intangibles                         15.1              14.9
   Office supplies                                      9.8              14.0
   Advertising                                         12.4              10.1
   Other real estate                                   (2.1)                -
   Restructuring                                          -               4.8
   Merger related                                     251.3                 -
   Other expenses                                      64.2              38.6
                                                   -----------       -----------
           Total Noninterest Expenses                 807.7             551.7
                                                   -----------       -----------
INCOME BEFORE INCOME TAXES                            110.3             348.4
   Applicable income taxes                            132.8             136.4
                                                   -----------       -----------
NET INCOME (LOSS)                                  $  (22.5)         $  212.0
                                                   -----------       -----------
                                                   -----------       -----------

- --------------------------------------------------------------------------------

Net income (loss) applicable to common stock       $  (30.8)         $  203.7
Average number of common shares outstanding
   (in thousands)                                    78,212            76,464
Earnings per common share:
   Net (loss) income                               $  (0.39)         $   2.66


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


NOTE: Certain prior year balances have been reclassified to conform to current year classifications.


- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEET                                                                                  FIRST INTERSTATE BANCORP
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                  1996                           1995
                                                                               -----------         --------------------------------
(dollar amounts in millions)                                                    March 31          December 31           March 31
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Cash and due from banks                                                     $    6,016          $    7,129          $    6,230
   Time deposits, due from banks                                                       14                  14                  27
   Federal funds sold and securities
     purchased under agreements to resell                                           2,074               1,774                 265
   Trading account securities                                                         150                  54                  52

   Investment Securities:
        Held-to-maturity securities                                                    88                  88              12,204
        Available-for-sale securities                                               7,676               9,010                 127
                                                                               ------------        ------------        ------------
          Total Investment Securities                                               7,764               9,098              12,331

   Loans (net)                                                                     35,578              36,673              35,096
   Less:  Allowance for credit losses                                                 770                 804                 921
                                                                               ------------        ------------        ------------
           Net Loans                                                               34,808              35,869              34,175

   Bank premises and equipment                                                      1,258               1,282               1,199
   Customers' liability for acceptances                                               128                  94                  31
   Other assets                                                                     2,381               2,757               2,646
                                                                               ------------        ------------        ------------

             Total Assets                                                      $   54,593          $   58,071          $   56,956
                                                                               ------------        ------------        ------------
                                                                               ------------        ------------        ------------



LIABILITIES AND SHAREHOLDERS' EQUITY
   Deposits:
       Noninterest bearing                                                     $   16,817          $   19,083          $   16,644
       Interest bearing                                                            30,593              31,102              31,720
                                                                               ------------        ------------        ------------
          Total Deposits                                                           47,410              50,185              48,364

   Short term borrowings                                                              346               1,194               2,361
   Acceptances outstanding                                                            128                  94                  31
   Accounts payable and accrued liabilities                                         1,332               1,089               1,037
   Long term debt                                                                   1,234               1,355               1,470
                                                                               ------------        ------------        ------------
           Total Liabilities                                                       50,450              53,917              53,263

   Shareholders' equity:
     Preferred Stock                                                                  350                 350                 350
     Common Stock, par value $2 a share: (in thousands)
       Authorized: 250,000 shares;
       Issued:      84,286 shares                                                     169                 169                 169
     Capital surplus                                                                1,639               1,682               1,683
     Retained earnings                                                              2,493               2,583               2,113
     Unrealized gain (loss) on
       available-for-sale securities, net of tax                                     (28)                   6                   1
                                                                               ------------        ------------        ------------
                                                                                    4,623               4,790               4,316
     Less Common Stock in treasury, at cost: (in thousands)
            March 31, 1996       -    6,304    shares
            December 31, 1995    -    8,357    shares
            March 31, 1995       -    8,452    shares                                 480                 636                 623
                                                                               ------------        ------------        ------------
         Total Shareholders' Equity                                                 4,143               4,154               3,693
                                                                               ------------        ------------        ------------

           Total Liabilities and Shareholders' Equity                          $   54,593          $   58,071          $   56,956
                                                                               ------------        ------------        ------------
                                                                               ------------        ------------        ------------

- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
LOANS AND DEPOSITS                                                                                          FIRST INTERSTATE BANCORP
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                   1996                           1995
                                                                               -----------         --------------------------------
(dollar amounts in millions)                                                    March 31          December 31           March 31
- ------------------------------------------------------------------------------------------------------------------------------------

LOANS:
   Commercial, financial and agricultural                                      $   10,128          $   10,917          $    9,636
   Real estate construction                                                         1,071               1,063               1,080
   Real estate mortgage                                                            10,871              11,211              11,458
   Instalment                                                                      12,860              12,854              12,400
   Foreign                                                                            185                 185                 160
   Lease financing                                                                    597                 587                 516
                                                                               ------------        ------------        ------------
        Total Loans                                                                35,712              36,817              35,250

   Unearned income and deferred fees                                                (134)               (144)               (154)
                                                                               ------------        ------------        ------------

        Net Loans                                                              $   35,578          $   36,673          $   35,096
                                                                               ------------        ------------        ------------
                                                                               ------------        ------------        ------------


DEPOSITS:
   Demand and other noninterest
     bearing time deposits                                                     $   16,817          $   19,083          $   16,644
   Regular savings                                                                  5,336               5,359               5,994
   Market interest demand                                                           6,313               6,479               6,689
   Market interest savings                                                         10,018               9,948              10,657
   Other savings and time under $100,000                                            7,578               8,039               7,213
   Large CDs, other money market funds                                              1,348               1,277               1,167
                                                                               ------------        ------------        ------------

        Total Deposits                                                         $   47,410          $   50,185          $   48,364
                                                                               ------------        ------------        ------------
                                                                               ------------        ------------        ------------




- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
